                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                February 1, 1994



                           MORGAN STANLEY FINANCE PLC

             (Exact name of registrant as specified in its charter)


ENGLAND                           1-11279                NOT APPLICABLE

(State or other jurisdiction      (Commission  File      (I.R.S. Employer
 of incorporation)                 Number)                Identification Number)



             25 CABOT SQUARE, CANARY WHARF, LONDON, E14 4QA ENGLAND (Address of principal executive offices including zip code)


                                (4471) 425-8000
                         (Registrant's telephone number
                              including area code)
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ITEM 5.   OTHER EVENTS
- -------   ------------

          Incorporated herein by reference as Exhibit 4 is the Capital Unit Agreement dated as of February 8, 1994 among Morgan Stanley Finance plc (the "Company"), Morgan Stanley Group Inc. ("MS Group"), Chemical Bank as Agent and Book-Entry Unit Depositary, and the holders from time to time of the Capital Units described therein.


ITEM 7(c).  EXHIBITS
- ----------  --------

          4. Capital Unit Agreement dated as of February 8, 1994 among the Company, MS Group, Chemical Bank as Agent and Book-Entry Unit Depositary, and holders from to time of the Capital Units described therein (previously filed as Exhibit 4.1 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated February 18, 1994 and incorporated herein by this reference).

          23. Consent of Ernst & Young (previously filed as Exhibit 23.3 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated February 18, 1994 and incorporated herein by this reference).
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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY FINANCE PLC
                                      (Registrant)



Date:  February 18, 1994              By:/s/ Charles B. Hintz
                                         ------------------------
                                         Charles B. Hintz
                                         Director